Exhibit 99.1

MERCER
INTERNATIONAL GROUP
Investor Discussion Materials
May 2015

Forward Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, such as statements relating to results of operations and financial conditions and business development activities, as well as capital spending and financing sources. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Mercer. For more information regarding these risks and uncertainties, review Mercer’s filings with the United States Securities and Exchange Commission, including the risks disclosed under “Risk Factors” in our annual reports on Form 10-K and our quarterly reports on Form 10-Q. Unless required by law, we do not assume any obligation to update forward-looking statements based on unanticipated events or changed expectations.
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Mercer International Inc.
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MERCER 3

Corporate Structure
Mercer’s operations have a combined annual capacity of 1.54 million air dried metric tonnes (“ADMT”) of Northern Bleach Softwood (“NBSK”) pulp production and 305 MW of electrical generation
Mercer conducts operations through three subsidiaries:
Rosenthal – Germany the only two NBSK market pulp mills in Germany, which is Europe’s largest market for NBSK
Stendal – Germany
Celgar – BC, Canada one of the largest, most modern pulp mills in North America
MERCER
INTERNATIONAL GROUP
100%
Rosenthal - Germany
360,000 ADMT + 57 MW
100%
Celgar - BC, Canada
520,000 ADMT + 100 MW
100% (1)
Stendal - Germany
660,000 ADMT + 148 MW
(1) In September 2014, Mercer completed the acquisition of all of the shareholders’ loans, substantially all of the shares of the minority shareholder and other rights and now owns a 100% economic interest in Stendal
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MERCER 4

Strategically Located Mills with Access to Global Markets
The mills’ strategic locations position Mercer well to serve customers in Europe, North America and Asia
China – the world’s largest and fastest growing pulp import market
Germany – the largest European pulp import market
Stendal
(Germany)
660,000 ADMT
Rosenthal
(Germany)
Europe 360,000 ADMT
Middle
East
Japan
China
Thailand
Indonesia
Celgar
(B.C., Canada)
520,000 ADMT
United
States
Mercer 2014 Pulp Sales by Region
Other
1%
US
4%
Other Asia
7%
Germany
32%
Italy
7%
Other
EU (1)
23%
China
26%
(1) Not including Germany or Italy; includes new entrants to the European Union from their time of admission
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MERCER 5

Growing Energy and Chemical By-Product Revenues
Mercer has been a leader among paper and forest products companies in embracing the “bio-economy” by harnessing significant value from the generation of surplus power and the production of bio-chemicals
Mercer recognized the opportunity to secure new revenue streams from its operations as the marketplace turned to biomass for carbon-neutral power and renewable chemical by-products
Since energy and chemicals are by-products of our pulping process, production requires limited incremental operating expenses and sales of these products are highly profitable
Mercer’s Electricity Production and Sales
MWh (mm)
2.0
1.6
1.2
0.8
0.4
-
Production 1.45 Exports 1.44 1.64 1.70 1.71 1.85 CAGR: 5.1%
0.48 0.52 0.65 0.71 0.70 0.81 CAGR: 11.0%
2009 2010 2011 2012 2013 2014
Mercer’s Energy and Chemical Revenue
Revenue (US$ mm)
$110.0
$88.0
$66.0
$44.0
$22.0
-
Chemical Energy $63.5 $65.4 $94.8 $93.0 $92.2 $101.5 CAGR: 9.8%
2009 2010 2011 2012 2013 2014
Green electricity and chemical by-product revenue…
a significant and growing part of Mercer’s business
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MERCER 6

Globally Cost Competitive, Modern Mill Operations
Mercer’s operations are some of the largest and most modern NBSK facilities in the world
Low production costs
Low maintenance capital requirements
High runnability / efficiency
Strong record of environmental performance
All facilities are net energy producers
NBSK Producer Competitiveness (1)(2)
Average Technical
Age: 28.7 years
International
Paper
(Ilim)
Average Mill Capacity (ktpa)
900 750 600 450 300 150 -
50.0 40.0 30.0 20.0 10.0
Older, Smaller NBSK Pulp Mills
Nanaimo
Metsä Board
Catalyst
Aditya Birla
Canfor
Asia Pulp and Paper
(Paper Excellence)
Weyer-haeuser
Resolute
Domtar
West Fraser
Stora Enso
Södra Cell
UPM
Mondi
SCA
Heinzel
Metsä Fibre
Billerud-Korsnas
Mercer
Average Market Pulp
Capacity per Mill:
315,239 tpa
Newer,
Larger
NBSK Pulp
Mills
Average Technical Age (years)
(1) Source: FisherSolve Q1 2015 data
(2) Note: NBSK market pulp only
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MERCER 7

Mercer Investment Thesis
The NBSK market has transitioned over time to balanced
Permanent closure of high cost mills
Continued growth from emerging markets
Demand for NBSK from high value paper producers continues to grow
End uses such as tissues, towels and other speciality products
Growth in high value products has outpaced printing & writing paper declines
Mercer’s mills are modern and cost competitive
Low capital requirements
Achieving high runnability
Mercer’s green energy and bio-chemicals businesses continue to add value
Significant and stable income streams
Revenue was ~$101 million in fiscal year 2014
Recent refinancing / acquisition activities have Mercer well positioned
Acquired minority interest in the Stendal mill
Simplified structure / recapitalized balance sheet (new long term senior notes)
Reduced long term debt through more efficient use of cash
Added more flexibility to the operations
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MERCER 8

The NBSK Market

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Introduction to the Major Themes in NBSK
Current themes surrounding the NBSK market include:
The impact of digital media on paper demand and end uses
The effect of China and other emerging economies’ continuing growth
The net supply impact of mill closures, facility conversions, restarts and new mill announcements
The potential supply impact of integrated players selling their pulp on the market
The impact of additional hardwood capacity coming online

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com	MERCER 10

Global Pulp Market

Components of the Pulp Market [1]

Chemical Pulp Demand

Bleached Softwood Kraft Pulp Demand



Bleached Hardwood Kraft 52%
Bleached Softwood Kraft 44%
Sulphite 0%
Unbleached Kraft 3%
Other 14%
SBSK 27%
NBSK 59%

Northern Bleached Softwood Kraft (NBSK)

Produced From:

- Spruce / Pine / Fir / Cedar

Core Production Areas:

- North America, Northern Europe

Characteristics:

- Long, slender, thin-walled fibers
- Better softness and strength
- Better structure

Major Uses for Softwood Pulp



Tissue



Specialty Paper



Laminates

NBSK commands a higher premium relative to other kraft pulps

(1) *Source: PPPC (2013A); some numbers may not add due to rounding*

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Demand Fundamentals – Changes to NBSK End Use Markets
Changes to Papermakers’ Demand for NBSK
The increased NBSK demand for use in tissue / specialty products has more than offset the decreased NBSK demand for printing & writing grades
From 2003 to 2013, a period very affected by “digital substitution” of traditional paper grades, total NBSK demand grew by 13.9% (1)
Significant growth in tissue capacity is a major contributing factor and is expected to continue globally, though some projects have been delayed

NBSK Demand by End Use (1) 15.0 CAGR 2003 - 2013 Printing & 12.0 Writing 30% P&W: (6%) tonnes 9.0 Printing & Writing of 61% Tissue Tissue: 40% millions 6.0 +10% Tissue 3.0 17% Specialty & Specialties & Specialties & Other: Others Others +4% 30% — 22% 2003 2013

Annual Tissue Capacity Growth by Region (2) 3.5 Rest of World 3.1 3.0 China 2.5 1.7 2.0 tonnes 2.0 of 1.5 1.3 1.0 millions 1.0 0.6 1.5 0.5 1.0 0.8 — 2013 2014 2015

NBSK’s strength attributes make it a necessary input for tissue and specialty products
(1) Source: PPPC (November 2014) for NBSK Demand; Brian McClay for NBSK End Uses (November 2014)
(2) Source: Brian McClay (April 2015); some numbers may not add due to rounding

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com	MERCER 12

Demand Fundamentals – China’s Growing Demand
BSK Deliveries to China (1)(2)
12 Month Rolling (2001 – Present)

6.0 4.8 tonnes 3.6 of millions 2.4 1.2 —
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Global BSK Demand by Region (1) 28.0 40% Region: 1995-2015E CAGR China: 14.5% W. Europe: (0.4%) N. America: (0.4%) 21.0 30% Other: 2.0% % tonnes % China China of 14.0 of 20% millions Total 7.0 10% — — 1995 2000 2005 2010 2015E

China’s Chemical Pulp Demand (1) CAGR: 16.0 2004 – 2013 P&W: Woodfree Paper Board Kraft & Spec.: Tissue +11.1% 12.0 Fluff Kraft & Specialty Tissue: tonnes P&W: Mechanical +19.0% of 8.0 Paper Board: millions +11.4% 4.0 P&W Woodfree: +7.7% — 2004 2007 2010 2013

(1) Source: PPPC (May 2015)
(2) Does not include deliveries from Ilim expansion volume (PPPC reports the new capacity to be 490,000 tpa)

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Demand Fundamentals – China’s Growing Demand (Cont’d) We believe China’s demand is growing rapidly… China’s 12th Five-Year Plan should increase demand for NBSK Growth in Chinese per capita tissue, wood-free, and specialty paper grade consumption is due to: Rising living standards Growing disposable income Increased demand for hygiene products

Tissue Demand & Income in China (1) 6.00 $8.0 Tissue Demand per Capita 5.25 $7.0 Income per Capita 4.50 10 Year $6.0 CAGR: +7.4% 3.75 $5.0 000’s person 3.00 Over time, the market will easily $4.0 US absorb new tissue capacity $ / / kg 2.25 10 Year $3.0 CAGR: +8.8% person 1.50 $2.0 0.75 $1.0 — — 1990 1993 1996 1999 2002 2005 2008 2011

… and its pulp supply isn’t currently keeping pace Shutting of “Old China” pulp / paper capacity Significant closures to date, and to come Implementing pollution and water / energy constraints to stay operating Modern paper machines require greater volumes of NBSK to run machines at optimal rates Focus on wood-based pulps, but limited domestic wood fiber supply, means large pulp import volumes We believe that there is healthy demand for virgin fiber as paper recovery is nearing feasible maximums in most markets
RISI Chinese Government Mandated Closure of “Old China” Capacity (2) 2005-2009: 6.5 mm tonnes per year over 5 years
2011: 8.31 mm tonnes 2012: 10.57 mm tonnes 2013: 8.31 mm tonnes 2014E: 4.92 mm tonnes (not yet finalized)
(1) Source: PPPC (2014); note: income measured at purchasing power parity in constant 2005 US dollars
(2) Source: RISI (January 6, 2015 press release; November 26, 2014 press release; August 22, 2014 press release; July 24, 2014 press release; May 9, 2014 PPI Asia Report; and other disclosures)

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Demand Fundamentals – The Importance of NBSK Fibers

Fiber Characteristics

- NBSK provides structural integrity for the fiber network due to length and fineness
  - *Each NBSK fiber has three times more bonding than a BEK fiber*
- NBSK gives strength and resistance to strain, tear and fracture in both dry and wet states
  - *This is advantageous not only for end products, but also for runnability of modern, fast pace paper machines*
- **For this, NBSK cannot be completely substituted out of products that require these strength characteristics**
  - This explains why NBSK is a meaningful component of tissues / towels and a smaller component in printing & writing grades

Pulp Fiber Bonding (1)


Softwood Fiber
Hardwood Fiber
Fiber-to-Fiber Bonding
200 µm

Current NBSK Usage Ranges by Paper Grade (1)


Printing & Writing Grades
Tissues / Towels
% NBSK
100%
80%
60%
40%
20%
-
35%
10%
10%
30%
10%
30%
10%
10%
40%
20%
75%
25%
75%
30%
Uncoated Fine
Coated Fine
Light-Weight Coated
SC
Newsprint
Bathroom / Facial Tissue
Towel
Napkin

(1) *Source: FPInnovations (September 8, 2014 prepared for Mercer International)*

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MERCER
15

Demand Fundamentals – Explaining the NBSK-BEK Spread BEK Market Price Developments Some market participants predicted that new hardwood supply coming from Latin America would negatively impact BEK prices; however, the supply increases have been absorbed more smoothly than expected
This is believed to be due in part to strong demand from China, as many old, polluting domestic mills are being shutdown, which has left a supply gap
NBSK Market Price Developments Despite balanced NBSK conditions last spring, the introduction of the new Ilim expansion volume in China temporarily led the softwood market to over-adjust pricing, in our view The Resulting Price Spread We believe that the recent decrease in the price spread is mostly attributable to greater than expected strength in BEK markets, and not weakness in NBSK markets

NBSK vs. BEK Price Spread in China (1) Price $250 Spread $200 (US $/tonne) $150 $100 $50 — ($50) Nov-09 Nov-10 Nov-11 Nov-12 Nov-13 Nov-14

We believe that price spreads between NBSK and BEK should widen over time

(1) Source: RISI World Pulp Monthly reports
NASDAQ:MERC | TSX:MRI.U | www.mercerint.com	MERCER	16

Supply Fundamentals – Net Capacity Change Analysis

Recent History

- In the last few years, there have been several notable NBSK mill closures
- During this time, the Ilim Bratsk mill expanded (490,000 tpa) and Terrace Bay mill restarted (350,000 tpa)

Future Expectations

- There have been several announcements for new NBSK capacity in the last year

Forecasted NBSK Supply Increases (1)				
Mill			Δ Capacity	
Name	*Company*	*Location*	*Year*	*ktpa*
Kymi	UPM	Finland	2015/2016	170
Svetlogorsk	Svetlogorsk	Belarus	2015/2016	**
Husum	MetsäBoard	Sweden	2016	150
Värö	Södra Cell	Sweden	2016	275
Äänekoski	MetsäFibre	Finland	2017/2018	700
Other	*Various*	*Various*	*Various*	*175*
Total				**1,470+**

- We believe that these new capacities are being motivated by expectations of NBSK demand growth and capacity decreases from:
  - Old, high cost mills approaching end of life conditions
  - Mill conversions to dissolving pulp *(Aditya Birla Terrace Bay, Canada: 350,000 tpa)*
  - Integration of market pulp *(new paper machine at Mondi Štětí, Czech Republic: volume impact unknown)*

(1) Source: Based on Hawkins Wright, PPPC, Brian McClay and public corporate disclosures
*** Swing dissolving, hardwood / softwood, partially integrated – NBSK market impact not known*

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Resulting Supply Demand Balance

- In recent history, NBSK markets have been relatively balanced
- Going forward, NBSK demand is continuing to grow, especially from tissue and specialty products in emerging markets, such that we believe new capacity expansions will be absorbed and markets will generally remain in balance



NBSK Market Balance
Capacity (1)
Demand (2)
Balance
millions of tonnes
Demand / Supply (%)
17.5
16.5
15.5
14.5
13.5
12.5
11.5
10.5
100%
95%
90%
85%
80%
75%
70%
65%
2009A
2010A
2011A
2012A
2013A
2014E
2015E
2016E
2017E
2018E

Mercer expects NBSK markets to generally remain in balance

(1) *Sources: Actual based PPPC (November 2014); forward estimates based on public announcements (total change in NBSK market pulp capacity of 1.8 million tonnes from 2014 to 2018 — includes all announced projects and does not include the removal of the Terrace Bay mill from the NBSK market as the conversion to dissolving pulp has been delayed)*

(2) *Sources: Actual based on PPPC (November 2014); forward estimates based on RISI World Pulp & Recovered Paper Forecast for end use product demand (August 2013) and low end of the FPInnovations range for % NBSK in products (10% in printing & writing grades and 30% in tissue grades)*

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MERCER
18

Strong Long-Term NBSK Fundamentals
Demand Fundamentals
Demand for NBSK is still growing globally
Improving economic conditions for emerging countries
Tissue in China: 10% p.a. growth through 2018 (1)
Printing & writing paper in China: 4% p.a. growth through 2018 (1)
Strengthening agent Digital substitution
Supply Fundamentals
Supply growth potential for NBSK is limited
Modest new NBSK capacity increases
Some capacity additions have been announced for 2016 to 2018
Demand growth is expected to outpace these new capacity additions
Meaningful capacity shutdowns of old, uneconomical mills
With strong demand growth outpacing modest supply increases, we believe that the NBSK market will be attractive in the coming years
(1) Source: Hawkins Wright – Defining the China Market (December 2014)
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Financial Performance and Recent Developments
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Putting NBSK’s History into Perspective

NBSK History: Price & Global Inventory (1) $1,100 64 Days of Global BSK Inventory Supply, Prices: Stocks are low, prices NBSK Price are increasing NBSK $1,000 56 Price $900 48 (US$/t) Global $800 40 BSK Shortage! $700 price 32 surge Inventory (# $600 24 Days) $500 16 $400 8 $300 — 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014

After undergoing significant changes over the past 20+ years, the market for NBSK has tightened, with the meaningful substitution of NBSK for other pulps largely completed
(1) Sources: Factset FOEX PIX Pulp NBSK for prices (European delivered, before rebates); PPPC for inventories, based on monthly World Chemical Market Pulp Flash reports
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Significant Earnings Potential
Annual Consolidated Operating EBITDA (1)(2)
EBITDA (US$mm)
$360
$180
$270
$90
-
Energy & Chemical
Revenue (US$mm)
$186
23%
2006
$33
$173
17%
2007
$35
$101
10%
2008
$51
$57
7%
2009
$63
$297
25%
2010
$65
$233
19%
2011
$95
$138
13%
2012
$93
$110
10%
2013
$92
$240
20%
2014
$101
40%
30%
20%
10%
-
EBITDA Margin
Quarterly Consolidated Operating EBITDA (1)(2)
EBITDA (US$mm)
$100
$75
$50
$25
-
$44
18%
Q1
$81
26%
Q2
$85
28%
Q3
$87
26%
Q4
2010
$69
23%
Q1
$73
22%
Q2
$69
24%
Q3
$21
7%
Q4
2011
$40
14%
Q1
$42
16%
Q2
$28
10%
Q3
$28
11%
Q4
2012
$32
12%
Q1
$18
7%
Q2
$33
12%
Q3
$27
10%
Q4
2013
$59
19%
Q1
$42
15%
Q2
$68
22%
Q3
$71
25%
Q4
2014
$61
24%
Q1
2015
40%
30%
20%
10%
-
EBITDA Margin
(1) For a reconciliation of Net Income to Operating EBITDA, please refer to Appendix B. Operating EBITDA is defined as operating income (loss) plus depreciation and amortization and non-recurring capital asset impairment charges. It does not reflect the impact of a number of items that affect net income. It is not a measure of financial performance under GAAP, and should not be considered as an alternative to net income or income from operations as a measure of performance, nor as an alternative to net cash from operating activities as a measure of liquidity
(2) The company’s reporting currency was the euro up until October 1, 2013. Figures prior to this date have been converted to US dollars at the average foreign exchange rates in effect during the period
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Mercer’s Recent Developments
Corporate Refinancing
On November 26, 2014, Mercer completed a new senior notes debt offering
$250 million in 7.00% senior notes due in 2019
$400 million in 7.75% senior notes due in 2022
The proceeds were used to refinance / repay current debt facilities, including:
Two loan facilities related to the Stendal mill (totalling $499 million at September 30, 2014)
9.50% Senior Notes due in 2017 (totalling $334 million in principal at September 30, 2014)
Also, certain mill level working capital facilities were created / extended; current facilities now in place include:
Stendal: €75 million maturing in October 2019
Rosenthal: €25 million maturing in October 2016 and €5 million maturing in December 2015
Celgar: C$40 million maturing in May 2019
An estimated $168 million of cash was used from the balance to permanently delever long term debt
As at March 31, 2015, Mercer’s debt outstanding to LTM EBITDA was 2.9x
Stendal Acquisition
In September 2014, Mercer acquired all of the shareholders’ loans, substantially all of the shares of the minority shareholder and other rights in the Stendal mill to obtain a 100% economic interest
Around the same time, Mercer also made a capital investment of $20 million in the mill
Mercer’s corporate structure has been simplified through recent debt refinancing and acquisition activities
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Mercer’s Recent Developments (Cont’d)
Capital Projects
Rosenthal’s new 6,000 tonne per year tall oil plant became fully operational in Q4 2014, on schedule and on budget
Completed Stendal’s Project Blue Mill on schedule and on budget
Enhanced pulp production capacity (30,000 ADMT per year) and added new electrical generating capacity (46 MW)
Celgar Workforce Reduction
Expected annual cost savings of $8 to $10 million
80% realized in 2014
Performance BioFilaments
In June 2014, Mercer and Resolute Forest Products launched a new 50/50 joint venture company called Performance BioFilaments
The joint venture is set to commercialize novel product applications for cellulose filaments, an innovative biomaterial derived from wood fiber
PERFORMANCE BioFilaments
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Mercer's Refinancing

Actions

- Repaid Stendal Loan Facility
- Lowered coupon rate on senior notes
- Used cash on balance sheet to lower overall debt levels

Impacts

- Simplified corporate structure
  - Removed Restricted vs. Unrestricted Group
- Lowered future interest payments
- Permanently delevered the balance sheet

Mercer Debt Summary	30-Sept-14 *Pre-Refinancing*	31-Mar-15 *Post-Refinancing*
	US$mm	*US$mm*
Cash	$240	$100
Stendal Loan Facility	$499	-
2017 Senior Notes (9.50%)	$334 [1]	-
2019 Senior Notes (7.00%)	-	$250
2022 Senior Notes (7.75%)	-	$400
Other Secured Debt [2]	$23	$21
Operating Facilities	-	$24
Total Debt	**$856**	**$695**
Total Net Debt	**$616**	**$595**
LTM EBITDA	*$196*	*$242*
Debt to EBITDA	***4.4x***	***2.9x***
Net Debt to EBITDA	***3.2x***	***2.5x***

The refinancing has delevered and simplified Mercer's corporate structure

Note: Interest rate swap will remain in place post-transaction; the swap matures in October 2017 and represents a fair value liability of US$29.6 million as at March 31, 2015, which is not included in Total Debt
(1) Principal amount, does not include premium
(2) Includes capital leases and payment-in-kind note issued to finance the acquisition of substantially all of the shareholder loans / minority shareholder interests in our Stendal mill

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Mercer’s Recent Performance
Mercer Share Price Performance in the Last Two Years (1)
Share Price (US$/share)
$17.00
$15.50
$14.00
$12.50
$11.00
$9.50
$8.00
$6.50
$5.00
Volume
31-Oct-13
Announced Q3
2013 results
Price
1-May-14
Announced Q1
2014 results
12-Feb-15
Announced Q4
2014 results
12-Nov-14
Announced
corporate
refinancing
30-Oct-14
Announced Q3
2014 results
29-Sept-14
Completed
acquisition of
100% economic
interest in the
Stendal mill
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
Shares Traded (mm)
Apr-13 Jun-13 Aug-13 Oct-13 Dec-13 Feb-14 Apr-14 Jun-14 Aug-14 Oct-14 Dec-14 Feb-15 Apr-15
Mercer has achieved many corporate milestones in the last two years
(1) Source: FactSet
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Mercer - Summary
The largest “pure-play” NBSK market pulp producer
Globally cost competitive, modern mill operations
Strategically located mills with excellent access to key markets
Stable and growing revenue from high-margin energy & bio-chemical by-product sales
Strong long-term NBSK fundamentals
Significant leverage to the NBSK pulp cycle
Recently recapitalized and delevered the balance sheet
Experienced management team
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Appendix A
Detailed Overview of Operations
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Rosenthal Mill
Location: Blankenstein, Germany (~300 km south of Berlin)
Pulp Production Capacity: 360,000 ADMT per year
Electricity Generating Capacity: 57 MW
Certification: ISO 9001, 14001, and 50001
2014 Green Electricity Sales: $21.9 million
Key Features:
Built in 1999 - modern and efficient
Strategically located in central Europe
Close proximity to stable fiber supply and nearby sawmills
Allows customers to operate using just in time inventory process, lowering their costs and making Rosenthal a preferred supplier
One of the largest biomass power plants in Germany
In 2014, the mill sold 178,266 MWh of green electricity
Regularly setting new pulp and energy production records
New 6,000 tonne per year tall oil plant became operational in Q4 2014; the project was completed on time and on budget
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Celgar Mill
Location: Castlegar, BC, Canada (~600 km east of Vancouver)
Pulp Production Capacity: 520,000 ADMT per year
Electricity Generating Capacity: 100 MW
Certification: ISO 9001 and 14001
2014 Green Electricity Sales: $10.1 million
Key Features:
Modern and efficient
Abundant and low cost fiber, by global standards
Green Energy Project was completed in September 2010
In 2014, the mill sold 119,719 MWh of green electricity
Secured C$57.7 million in non-repayable capital funding from government of Canada for green capital investments
Majority used to fund Green Energy Project
Continues to demonstrate significant upside potential
Regularly setting production records and increasing the amount of bio-energy generated
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Stendal Mill
Location: Stendal, Germany (~130 km west of Berlin)
Pulp Production Capacity: 660,000 ADMT per year
Electricity Generating Capacity: 148 MW
Certification: ISO 9001 and 14001
2014 Green Electricity Sales: $56.8 million
2014 Chemical Sales: $12.5 million
Key Features:
Completed in 2004, it’s one of the newest and largest pulp mills in the world
In September 2014, Mercer completed the acquisition of all of the shareholders’ loans, substantially all of the shares of the minority shareholder and other rights in the Stendal mill
One of the largest biomass power plants in Germany
In 2014, exported 509,773 MWh
Project Blue Mill was completed in Q4 2013 (on time and on budget) and increased the mill’s annual pulp production capacity by 30,000 ADMT and electricity generation by 109,000 MWh
Regularly setting new performance records
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Appendix B
Reconciliation of Net Income to Operating EBITDA
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Reconciling Net Income to Operating EBITDA

in US$ millions	2012	2013	2014	Q1 2014 [(1)]	Q1 2015 [(1)]
Net Income (Loss) Attributable to Common Shareholders	**($15.7)**	**($26.4)**	**$113.2**	**$21.0**	**$13.6**
Add: Net Income Attributable to Non-Controlling Interest	$2.2	$0.6	$7.8	$2.1	- [(2)]
Add: Income Tax Provision (Benefit)	$9.4	$9.2	($16.8)	$1.9	$9.3
Add: Interest Expense	$71.8	$69.2	$67.5	$17.5	$13.9
Add: Loss (Gain) on Derivative Instruments	($4.8)	($19.7)	($11.5)	($3.2)	$0.5
Add: Other Expense (Income)	$0.2	($1.2)	$1.6 [(3)]	($0.1)	$6.6 [(4)]
Operating Income	**$63.0**	**$31.7**	**$161.8**	**$39.2**	**$43.9**
Add: Depreciation and Amortization	$74.7	$78.6	$78.0	$19.8	$17.4
Operating EBITDA	**$137.7**	**$110.3**	**$239.8**	**$59.0**	**$61.3**

Note: For other reconciliations of Net Income (Loss) to Operating EBITDA in periods not shown here, please refer to that period's respective Form 10-Q or 10-K, which can be found on our website (www.mercerint.com)

(1) Quarterly data represents 3 months ended March 31; some numbers may not add due to rounding
(2) Completed acquisition of minority interest in September 2014
(3) Includes debt settlement gain of $31.9 million related to the acquisition of the minority shareholder debt at Stendal and debt settlement loss of $20.5 million related to the 2017 Senior Notes
(4) Includes foreign exchange loss on intercompany debt of $6.6 million

Operating EBITDA is defined as operating income (loss) plus depreciation and amortization and non-recurring capital asset impairment charges. Management uses Operating EBITDA as a benchmark measurement of its own operating results, and as a benchmark relative to its competitors. Management considers it to be a meaningful supplement to operating income (loss) as a performance measure primarily because depreciation expense and non-recurring capital asset impairment charges are not an actual cash cost, and depreciation expense varies widely from company to company in a manner that management considers largely independent of the underlying cost efficiency of their operating facilities. In addition, we believe Operating EBITDA is commonly used by securities analysts, investors and other interested parties to evaluate our financial performance.

Operating EBITDA does not reflect the impact of a number of items that affect our net income (loss) attributable to common shareholders, including financing costs and the effect of derivative instruments. Operating EBITDA is not a measure of financial performance under the accounting principles generally accepted in the United States of America ("GAAP"), and should not be considered as an alternative to net income (loss) or income (loss) from operations as a measure of performance, nor as an alternative to net cash from operating activities as a measure of liquidity.

Operating EBITDA has significant limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of our results as reported under GAAP. Operating EBITDA should only be considered as a supplemental performance measure and should not be considered as a measure of liquidity or cash available to us to invest in the growth of our business. Because all companies do not calculate Operating EBITDA in the same manner, Operating EBITDA as calculated by us may differ from Operating EBITDA or EBITDA as calculated by other companies. We compensate for these limitations by using Operating EBITDA as a supplemental measure of our performance and by relying primarily on our GAAP financial statements.

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